UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________

     Date of Report (date of earliest event reported):  DECEMBER 16, 2005


                              WAUSAU PAPER CORP.
            (Exact name of registrant as specified in its charter)


         WISCONSIN                  1-13923                   39-0690900
      (State or other          (Commission File              (IRS Employer
      jurisdiction of               Number)                 Identification
      incorporation)                                            Number)

                                100 PAPER PLACE
                            MOSINEE, WI 54455-9099
         (Address of principal executive offices, including Zip Code)

                                (715) 693-4470
             (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 -  REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On December 16, 2005, the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") took the following actions concerning director and executive compensation in addition to awards under the Company's 2000 Stock Incentive Plan.

DIRECTOR COMPENSATION POLICY

      The Board of Directors Compensation Policy was revised as follows:

                                     Previous                          As Adopted December 16
Retainer                            2,000/month                             $2,000/month


Board Meetings                        $1,000                                   $1,500
                                                                          $1,000 telephonic


Committee Chair Retainer       $5,000 Audit and Executive               $5,000 Audit and Executive
                            $3,000 Compensation and Governance       $3,000 Compensation and Governance


Committee Meetings                     $500                                    $1,000
                                                                           $500 telephonic


Options                    15,000 shares upon initial election        3,000 shares annually on
                            10,000 shares per additional term          annual meeting date(1)

Restricted Stock Units                  N/A                            $15,000 equivalent value
(Performance Units)                                                           annually(2)


Deferred Comp Plan                      Yes                                    Yes(3)


D&O                                     Yes                                    Yes

      (1) Effective with the annual meeting of shareholders to be held in (a) 2006 with respect to Class I Directors, (b) 2007 with respect to each person elected a Class II
                                       -1-
      Director in 2004, and (c) 2008 with respect to each person elected a Class III Director in 2005. All directors elected by the Board to fill a vacancy shall receive an initial grant of options with respect to 3,000 shares upon election by the Board.

      (2) Each person who is a Director on the first business day of a fiscal year which begins on or after January 1, 2006 shall be credited with (a) that number of whole and fractional Performance Units ("Units") which is determined by dividing (i) $15,000 by (ii) the fair market value of the Company's common stock on such date and (b) corresponding Dividend Equivalents. Each person who is first elected a Director on a date other than the first business day of a fiscal year shall be credited with such Units and corresponding Dividend Equivalents on the date of such election. See Appendix A to Exhibit 10.1 to this Form 8-K which is incorporated herein by reference. The form of director Performance Unit grant agreement is filed with this Form 8-K as Exhibit 10.2.

      (3) No change in calculation of deferred benefit; will now require annual election to be filed before January 1 as to the amount of fees to be deferred in the next fiscal year and the payment options for those deferred amounts.

EXECUTIVE OFFICER COMPENSATION

      BASE SALARIES

      At the recommendation of the President and CEO, no change was made in the base salaries of executive officers for the 2006 fiscal year. Base salaries remain as established on December 17, 2004.

      INCENTIVE COMPENSATION PLAN FOR EXECUTIVE OFFICERS

      The Committee established the Incentive Compensation Plan for
Executive Officers. Under the Plan, executive officers are entitled to receive incentive compensation based upon:

      (1) the level of achievement by the Company of targeted goals for earnings per share;

      (2) the level of achievement of specified individual performance objectives, including, by way of example, achievement of targeted levels of certain components of working capital, achievement of targeted rates of return on approved capital projects, increases in productivity and volume of product shipped, revenues derived from new products, and operating cost containment; and

      (3) for executive officers with direct segment operating responsibility, achievement of targeted segment operating profit targets.
                                       -2-
      The Incentive Compensation Plan is attached to this Form 8-K as
Exhibit 10.3 and incorporated herein by reference.

      DEFERRED COMPENSATION PLANS

      The Company's deferred compensation plans were amended in various respects to comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"). The President, Executive Vice President, Administration, and Senior Vice President, Finance were authorized to make such further amendments to the plans (without further Committee approval) as they deem necessary or appropriate to maintain compliance with Code Section 409A as final regulations and Internal Revenue Service interpretations are issued.

      In addition, the Company's 2005 Stock Incentive Plan was amended to provide for the grant of options that are immediately exercisable. Prior to this amendment, all options had a minimum six-month holding period.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 10.1  Board of Directors Compensation Policy (December 16, 2005)
      Exhibit 10.2 Form of Grant of Performance Units Pursuant to Director Compensation Policy dated December 16, 2005
      Exhibit 10.3  Incentive Compensation Plan for Executive Officers
      Exhibit 10.4  2005 Directors Deferred Compensation Plan
      Exhibit 10.5  Director Retirement Benefit Policy
      Exhibit 10.6  2005 Executive Deferred Compensation Plan

      Exhibit 10.7  2000 Stock Incentive Plan
      Exhibit 10.8  Supplemental Retirement Benefit Plan dated January 16, 1992
      Exhibit 10.9  Deferred Compensation Agreement dated March 2, 1990
      Exhibit 10.10 Mosinee Paper Corporation Supplemental Retirement Benefit
                    Plan dated November 12, 1991
      Exhibit 10.11 Standard Form of Non-Qualified Stock Option Agreement
      Exhibit 10.12 Standard Form of Non-Qualified Stock Option Agreement for
                    Directors
                                       -3-
                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WAUSAU PAPER CORP.



Date:  December 21, 2005            By:    SCOTT P. DOESCHER
                                           Scott P. Doescher
                                           Senior Vice President-Finance

                                       -4-

                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                              WAUSAU PAPER CORP.
                            DATED DECEMBER 16, 2005
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))


EXHIBIT 10.1  BOARD OF DIRECTORS COMPENSATION POLICY (DECEMBER 16, 2005)
EXHIBIT 10.2 FORM OF GRANT OF PERFORMANCE UNITS PURSUANT TO DIRECTOR COMPENSATION POLICY DATED DECEMBER 16, 2005
EXHIBIT 10.3  INCENTIVE COMPENSATION PLAN FOR EXECUTIVE OFFICERS
EXHIBIT 10.4  2005 DIRECTORS DEFERRED COMPENSATION PLAN
EXHIBIT 10.5  DIRECTOR RETIREMENT BENEFIT POLICY
EXHIBIT 10.6  2005 EXECUTIVE DEFERRED COMPENSATION PLAN
EXHIBIT 10.7  2000 STOCK INCENTIVE PLAN
EXHIBIT 10.8  SUPPLEMENTAL RETIREMENT BENEFIT PLAN DATED JANUARY 16, 1992
EXHIBIT 10.9  DEFERRED COMPENSATION AGREEMENT DATED MARCH 2, 1990
EXHIBIT 10.10 MOSINEE PAPER CORPORATION SUPPLEMENTAL RETIREMENT BENEFIT PLAN
              DATED NOVEMBER 12, 1991
EXHIBIT 10.11 STANDARD FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT
EXHIBIT 10.12 STANDARD FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT FOR
              DIRECTORS
                                       -5-